PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2025	2024
Leasehold improvement	$4,516,963	$4,327,441
Machinery	6,932,553	6,600,001
Furniture, fixtures and equipment	454,106	435,052
Vehicles	42,988	41,184
Medical equipment	346,499	331,960
Total	12,293,109	11,735,638
Less: Accumulated depreciation	(5,922,209)	(4,594,574)
Property and equipment, net	$6,370,900	$7,141,064